UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 20, 2007

                               FIIC Holdings, Inc.
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)

        Delaware                000-33339                 20-4397836
       ---------             ----------------           -------------
       (State of             (Commission File           (IRS Employer
     Incorporation)              Number)              Identification No.)


       1585 Bethel Road, First Floor, Columbus, Ohio        43220
         ----------------------------------------         ----------
         (Address of principal executive offices)         (Zip Code)

                                 (614) 326-5469
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

      Between April 17 and April 20, 2007, FIIC Holdings, Inc., a Delaware corporation, (the "Registrant") entered into a Guaranty Agreement with Mehdi Hatamian an individual with offices at 15210 Desman Road. La Mirada, CA 90638 (the "Guaranty"), providing an aggregate of $2,000,000 in a standby Guaranty for
(9) months after the Registrant completes its Licensing activity. The Guaranty will assist the Registrant with any claims activity up to the Guaranty amount during this period. Any part of Guaranty when called upon will be converted to a promissory note and bear simple interest at Prime Rate plus four (4%) percent per annum, and the principal and any accrued interest is due and payable [six months after the date of execution]. Mr. Hatamin will receive 500,000 common shares for providing the Guaranty and a five (5) year Warrant to purchase an additional 500,000 common shares at $.20 cents per share as good valuable consideration.

Item 2.03  Creation of a Direct Financial Obligation.

      See Item 1.01 above, incorporated herein by reference.

Item 3.02  Unregistered Sale of Equity Securities.

      Pursuant to the transaction described in Item 1.01 above, the description of which is incorporated herein by reference, between April 17, 2007 and April 20, 2007, the Registrant entered into a Guaranty Agreement for $2,000,000 in a Standby Guaranty to be used in the normal course of operations once the Registrant commences its insurance activities, the entire amount of the Guaranty or any portion called upon will be converted into a promissory note bearing an interest rate of Prime plus (4%) percent and payable within six months after such call is made. Mr.Hatamin shall receive 500,000 shares and a (5) year Warrant right to purchase 500,000 additional shares for placing the Guaranty with the Registrant in the form of restricted shares of the Registrant's Common Stock, par value $0.001 per share; the aggregate fee issuable in conjunction with the Guaranty described herein is [500,000] shares. The Registrant issued the Common Stock related to the Guaranty closing fee pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). No underwriters participated in this transaction.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit
Number      Description
------      -----------

4.1 Form of FIIC Holdings, Inc. Promissory Note (previously filed with the Registrant's Report on Form 10-Q dated
            September 30, 2006 as Exhibit 4.1, and incorporated herein by reference)

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FIIC HOLDINGS, INC.

Date: April 20, 2007                 By:  /s/ James W. France
                                          -------------------------
                                          James W. France
                                          President  and Chief Executive Officer
                                          (Duly Authorized Officer)